Exhibit 10.2.7

EXECUTION COPY

AMENDMENT NO. 7

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (the “Amendment”) is made as of February 25, 2010 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006, Amendment No. 4 thereto dated as of March 15, 2007, Amendment No. 5 thereto dated as of August 27, 2007, Amendment No. 6 thereto dated as of March 18, 2008 and as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definitions of “Senior Subordinated Note Indenture” and “Senior Subordinated Notes” appearing in Section 1.01 are hereby amended and restated in their entirety as follows:

“Senior Subordinated Note Indenture” means (i) that certain Indenture, dated as of January 30, 2003, by and among the Company and certain of its Subsidiaries and Wells Fargo Bank, National Association, as trustee thereunder and (ii) any other Indenture in respect of Subordinated Indebtedness expressly permitted by the terms of this Agreement, in each case, as the same may be amended, restated, supplemented, modified, extended, refinanced or replaced from time to time to the extent permitted by, and in accordance with, the terms of this Agreement.

“Senior Subordinated Notes” means (i) the Company’s 9.125% Senior Subordinated Notes due 2013 issued pursuant to the Senior Subordinated Note Indenture in an aggregate principal amount of $150,000,000 and (ii) any other subordinated notes issued pursuant to a Senior Note Indenture, in each case, as the same may be amended, restated, supplemented, modified, extended, refinanced or replaced from time to time to the extent permitted by, and in accordance with, the terms of this Agreement.

(b) Section 6.08 of the Credit Agreement is hereby amended to (i) redesignate clauses “(iv)”, “(v)” and “(vi)” thereof as “(v)”, “(vi)” and “(vii)”, respectively and (ii) insert a new clause (iv) therein as follows:

(iv) the foregoing shall not apply to restrictions and conditions contained in the Senior Subordinated Note Indenture in respect of Senior Subordinated Notes to the extent such restrictions and conditions are (or are in form and substance identical in all material respects to those) set forth in the “Description of Notes – Certain Covenants” contained in that certain prospectus supplement which was filed by the Company with the Securities and Exchange Commission on Form 424B5 on February 22, 2010 (with such changes thereto reasonably acceptable to the Administrative Agent); provided, that at all times the Secured Obligations shall constitute “Senior Debt” and “Designated Senior Debt” permitted to be incurred under the Senior Subordinated Note Indenture and the Liens created pursuant to the Loan Documents securing the Secured Obligations shall constitute permitted Liens thereunder, and such Liens shall not be required to be shared equally and ratably with the holders of any Senior Subordinated Notes,

(c) Section 6.12 of the Credit Agreement is hereby amended to restate the first two sentences thereof in their entirety as follows:

The Company will not, and will not permit any Subsidiary to, directly or indirectly, declare, pay, make or set aside any amount for payment in respect of Subordinated Indebtedness, except for (i) regularly scheduled payments of principal and interest at the non-default rate of interest (but no voluntary prepayments) in respect of such Subordinated Indebtedness and indemnity obligations payable pursuant to the Subordinated Indebtedness Documents and (ii) in connection with refinancings of such Subordinated Indebtedness to the extent permitted by the express terms of Section 6.01(b), in each case made in full compliance with any and all subordination provisions applicable to such Subordinated Indebtedness. The Company will not, and will not permit any Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness or any Indebtedness from time to time outstanding under the Subordinated Indebtedness Documents other than in connection with refinancings of such Subordinated Indebtedess to the extent permitted by the express terms of Section 6.01(b).

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Company and the Required Lenders; (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Subsidiary Guarantors; and (c) all fees and expenses of the Administrative Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY, as the Company

By:	/s/ STUART W. BOOTH
Name:	Stuart W. Booth
Title:	Chief Financial Officer and Secretary

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ ALEX REGIN
Name:	Alex Regin
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:	/s/ J. CASEY COSGROVE
Name:	J. Casey Cosgrove
Title:	Senior Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

CIBC WORLD MARKETS CORP.,
as a Co-Documentation Agent

By:
Name:
Title:

CIBC, INC., as a Lender

By:	/s/ E. ROCHE
Name:	E. Roche
Title:	Executive Director

CANADIAN IMPERIAL BANK OF COMMERCE, as an Issuing Bank with respect to the Existing Letters of Credit

By:
Name:
Title:

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

SUNTRUST BANK, as an Issuing Bank with respect to the Existing Letters of Credit, a Co-Documentation Agent and a Lender

By:	/s/ E. DONALD BESCH, JR.
Name:	E. Donald Besch, Jr.
Title:	Managing Director

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as a Co-Documentation Agent and a Lender

By:	/s/ ERIC STERN
Name:	Eric Stern
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ MARGARITA CHICHIOCO
Name:	Margarita Chichioco
Title:	Senior Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

HARRIS N.A.,
as a Lender

By:	/s/ MICHAEL D. PINCUS
Name:	Michael D. Pincus
Title:	Managing Director

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

BNP PARIBAS,
as a Lender

By:	/s/ JAMIE DILLON
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ MARY-ANN WONG
Name:	Mary-Ann Wong
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

LASALLE BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ MARIE MOLLO
Name:	Marie Mollo
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ MARGARITA A. CHICHIOCO
Name:	Margarita A. Chichioco
Title:	Senior Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

ING CAPITAL, LLC,
as a Lender

By:

Name:
Title:

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ KURBAN H. MERCHANT
Name:	Kurban H. Merchant
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

COBANK, ACB,
as a Lender

By:	/s/ HAL NELSON
Name:	Hal Nelson
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

CALYON NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ CURT A. BROWN
Name:	Curt A. Brown
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA,
as a Lender

By:	/s/ ALFRED S. COMPTON, JR.
Name:	Alfred S. Compton, Jr.
Title:	Senior Vice President/Managing Director

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK f/k/a Calyon (New York Branch), as a Lender

By:	/s/ DAVID CAGLE
Name:	David Cagle
Title:	Managing Director

By:	/s/ BRIAN MYERS
Name:	Brian Myers
Title:	Managing Director

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ STEVEN J. O’SHEA
Name:	Steven J. O’Shea
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

ERSTE GROUP BANK AG,
as a Lender

By:	/s/ PAUL JUDICKE
Name:	Paul Judicke
Title:	Director

By:	/s/ BRYAN LYNCH
Name:	Bryan Lynch
Title:	Executive Director

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

BIG SKY III SENIOR LOAN TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE CDO VIII, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE CDO IX, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE LOAN OPPORTUNITIES FUND, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE CREDIT OPPORTUNITIES FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

SENIOR DEBT PORTFOLIO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

BLUE SHIELD OF CALIFORNIA
as a Lender

By:	/s/ DAVID ARDINI
Name:	David Ardini
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

FRANKLIN CLO V, LIMITED,
as a Lender

By:	/s/ DAVID ARDINI
Name:	David Ardini, Franklin Advisers, Inc.
as Collateral Manager
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

FRANKLIN CLO VI, LIMITED,
as a Lender

By:	/s/ DAVID ARDINI
Name:	David Ardini, Franklin Advisers, Inc. as Collateral Manager
Title:	Vice President

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK SENIOR INCOME SERIES LIMITED as a Lender

By:	/s/ ZACHARY ALPERN
Name:	Zachary Alpern
Title:	Authorized Signatory

Signature Page to Amendment No. 7

to Central Garden & Pet Company Credit Agreement

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 7, dated as of February 25, 2010 (the “Amendment”), to the Credit Agreement, dated as of February 28, 2006, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006, Amendment No. 4 thereto dated as of March 15, 2007, Amendment No. 5 thereto dated as of August 27, 2007, Amendment No. 6 thereto dated as of March 18, 2008 and further amended by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Dated as of February 25, 2010

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
KAYTEE PRODUCTS INCORPORATED
PENNINGTON SEED, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
ALL-GLASS AQUARIUM CO., INC.
CEDAR WORKS, LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPET USA, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD.
PHAETON CORPORATION
SEEDS WEST, INC.
THOMPSON’S VETERINARY SUPPLIES, INC.
B2E CORPORATION
B2E BIOTECH, LLC
MATSON, LLC

For each of the foregoing entities

By:	/s/ STUART W. BOOTH
Name:	Stuart W. Booth Its Authorized Signatory

Signature Page to Reaffirmation